Net Income Per Share	12 Months Ended
Dec. 31, 2018
Tradeweb Markets LLC
Entity Information [Line Items]
Net Income Per Share

18.         Net Income Per Share

On April 4, 2019, the LLC Agreement was amended and restated to, among other things, (i) provide for LLC Interests and (ii) exchange all of the existing membership interests of the Company’s existing equityholders for LLC Interests.  For purposes of calculating net income per share on the consolidated statements of income, the number of outstanding shares has been adjusted retroactively for all periods presented to reflect the above-mentioned amendment and resulting Recapitalization. The following table sets forth the computation of basic and diluted net income per share:

	Successor	Predecessor	Predecessor	Predecessor
	October 1,	January 1,	Year	Year
	2018 to	2018 to	Ended	Ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2016
Net Income (in thousands)	$29,307	$130,160	$83,648	$93,161

Basic Weighted Average Shares Outstanding	222,221,628	215,365,920	212,568,635	210,979,704
Dilutive Effect of Conversion to Equity Settled PRSU	22,223	—	—	—
Diluted Weighted Average Shares Outstanding	222,243,851	215,365,920	212,568,635	210,979,704

Basic Net Income Per Share	$0.13	$0.60	$0.39	$0.44

Diluted Net Income Per Share	$0.13	$0.60	$0.39	$0.44

Shares from the convertible term note payable totaling 894,464 and 2,548,668 for the years ended December 31, 2017 and 2016, respectively, and shares from the contingent consideration payable totaling 5,444,566 for January 1, 2018 to September 30, 2018 were excluded from the computation of diluted net income per share because their effect would have been anti-dilutive.

Net income per share are the same for all classes of the Company’s shares since each class of share equally participates in the earnings of the Company.